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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      December 19, 2002
                                                 ------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,               Lewis Center, Ohio        43035
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone Number, including Area Code        (740) 657-7000
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this Report:

         Exhibit 99 Press Release, dated December 19, 2002, announcing the appointment of Jeffrey T. Benton as the new President and Chief Executive Officer of The Delaware County Bank and Trust Company.


ITEM 9.  REGULATION FD DISCLOSURE

         On December 19, 2002, DCB Financial Corp. (the "Company") issued a press release announcing the appointment of Jeffrey T. Benton as the President and Chief Executive Officer of The Delaware County Bank and Trust Company (the "Bank"), the Company's wholly-owned banking subsidiary. A copy of the press release is attached as Exhibit 99. Mr. Benton has also been appointed as the President and Chief Executive Officer of the Company. The Company also intends to appoint Mr. Benton to the Board of Directors of both the Company and the Bank.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 20, 2002                DCB Financial Corp.


                               By:  /s/ John A. Ustaszewski
                                    ------------------------------
                                    John A. Ustaszewski, Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.            Description
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99                     Press Release, dated December 19, 2002, announcing
                       the appointment of Jeffrey T. Benton as the new
                       President and Chief Executive Officer of The Delaware
                       County Bank and Trust Company.